SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2001
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272

--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

             On July 19, 2001, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended June 30, 2001 (the "News
Release").   The News Release  is attached  as exhibit  99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: July 19, 2001
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit

Number                                              Description
-------                                             -----------

99.1                                News    Release   dated   July   19,   2001.

Exhibit 99.1
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     JULY 19, 2001


                  WHITNEY REPORTS SECOND QUARTER 2001 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.70 per share in the second quarter of 2001. Including the impact of tax-effected merger-related items of $.01 per share, Whitney had net income of $.69 per share for the quarter. These results were anticipated in a news release dated June 27, 2001, which discussed how Whitney's earnings were affected by its moderate asset sensitivity and the rapid reductions in short-term interest rates by the Federal Reserve during the first half of this year. For the six months ended June 30, 2001, earnings were $1.47 per share before tax-effected merger-related items, and $1.39 per share including such items. In 2000, Whitney earned $.72 per share for the second quarter and $1.43 per share through the first six months. There were no merger-related items in either period.

         The results for all periods include the operations of American Bank in Houston, Texas, and Prattville Financial Services Corporation, the parent of Bank of Prattville in the Montgomery, Alabama area, both of which were acquired in January 2001 transactions accounted for as poolings of interests. These banking operations were merged into Whitney National Bank by the end of the second quarter.

         Whitney's two business acquisitions in 2000 were accounted for as purchases. Excluding the after-tax effect of the amortization of purchased intangibles acquired in these and other earlier purchase transactions, Whitney earned $.76 per share in the second quarter of 2001, again before tax-effected merger-related items, compared to $.77 per share in 2000's second quarter. Other comparative performance measurements excluding the impact of purchased intangibles are presented in the accompanying Financial Highlights table.


                                     -MORE-

         Selected highlights from the second quarter's results follow:

        o Net interest income (TE) increased 2%, or $1.2 million, from the second quarter of 2000. The favorable impact on net interest
              income  from  loan growth  between   these  periods  was  largely
              offset by the impact of compression in the net interest margin. Whitney is moderately asset sensitive, which means that its assets reprice more rapidly than its liabilities when interest rates change. Since the beginning of 2001, the Federal Reserve lowered short-term interest rates by 275 basis points, and, as a result of this rate environment, Whitney's net interest margin of 4.43% in the second quarter of 2001 was 40 basis points below the year-earlier quarter and 15 basis points below 2001's first quarter. The first half of 2001 has also seen an increase in overall liquidity that, in the absence of strong loan demand, has flowed to investment vehicles with a smaller spread to the cost of funds. Assuming no further declines in market rates, the net interest margin should stabilize as certain interest-bearing term liabilities mature during the second half of 2001. The ultimate impact on net interest income will depend on, among other factors, the actual timing and extent of future rate movements and trends in Whitney's earning assets and sources of funds.

        o Noninterest income in the second quarter of 2001 was 21%, or $3.8 million, higher than in 2000's second quarter. The introduction of refinements to pricing policies and certain automated decision tools in 2001's second quarter had a favorable impact on income from service charges on deposit accounts, which increased 19%, or $1.4 million. This increase also reflected the impact of lower market rates on the earnings credit that is allowed  as an  offset to  service  charges  on  certain  business
              accounts.   Secondary  mortgage  market  operations  generated  a
              $1.1 million increase in fee income to a level more than triple that in the second quarter of 2000. Investment service income grew 61%, or $.4 million, mainly on increased demand for fixed income securities. Noninterest income for the second quarter of
              2001   includes   approximately  $.4  million  of  net  gains  on
              dispositions of  banking facilities and pre-1933  assets.  Similar
              gains   were  negligible  in  2000's  second  quarter.  The  base
              operations of banks purchased during 2000 contributed approximately $.2 million to the overall increase in noninterest income in 2001's second quarter.

                                     -MORE-

         o Noninterest expense before merger-related costs was up 8%, or $4.6 million, compared to the second quarter of 2000. Personnel expense increased 9%, or $2.4 million, with approximately $1.1 million reflecting regular merit raises and incentive pay increases as well as a rise in the full-time equivalent employee base primarily related to the bank operations purchased in 2000. The cost of medical and retirement benefit programs were also up in 2001's second quarter, as was stock-based incentive compensation expense.

        o Whitney provided $2.5 million for possible loan losses in the second quarter of 2001, compared to a $2.6 million provision in 2000's second quarter. Nonperforming assets were $33.1 million at June 30, 2001, or .73% of loans plus foreclosed assets and surplus bank property, compared to $29.2 million, or .65%, at March 31, 2001 and $24.9 million, or .59%, at June 30, 2000.
              The increase in nonperforming assets from March 31, 2001 relates to certain lending relationships that had been internally classified as having above normal credit risk in an earlier
              period.   The total  of  internally  classified  loans  decreased
              approximately $11 million from March 31, 2001. Net charge-offs were $2.1 million in the second quarter of 2001 compared to $1.1 million in the year-earlier quarter. The reserve for possible loan losses was 1.37% of total loans at June 30, 2001, compared to 1.25% a year earlier.

         Average loans in the second quarter of 2001 were 9%, or $368 million, higher than the same period in 2000. After a period of strong loan growth throughout 2000, particularly in the commercial arena, the rate of lending activity has slowed in the first half of 2001. This anticipated slowing has been most evident in the commercial real estate lending area as developers took advantage of favorable permanent financing opportunities and the pace of new project development moderated.

         Average deposits were up 13%, or $618 million, in the second quarter of 2001 compared to the year-earlier quarter. Close to three-quarters of this growth occurred in 2001. The increased rate of deposit growth in 2001 mainly reflects the competitive positioning of new money market deposit products for businesses and individuals and greater demand for the safety and liquidity of deposit products in response to turmoil in the capital markets. With the growth in deposits, average short-term borrowings in the second quarter of 2001 were 31%, or $230 million, below the level in 2000's fourth quarter.

                                     -MORE-

        At June 30, 2001, Whitney continued to show capital strength with a regulatory Tier 1 capital ratio of 11.92%, a total capital ratio of 13.16%, and a leverage ratio of 8.92%.

         Toward the end of the second quarter, Whitney announced plans to continue expanding in the Houston, Texas market through the acquisition of Redstone Financial, Inc. and one of its subsidiary banks, Northwest Bank, N.A. Northwest Bank has approximately $165 million in total assets and $137 million in deposits in two banking locations in the Houston's northwest quadrant. Subject to certain conditions, the completion of customary due diligence and the receipt of necessary approvals, this all-cash transaction is expected to close in the fourth quarter of 2001.

         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, has 128 banking locations in the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----
                  This news release contains statements that are not historical facts and are forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but may not be limited to, assumptions about the future movement of market interest rates and projections about the possible future stabilization of Whitney's net interest margin. It is important to note that future conditions and events may not confirm these assumptions and that Whitney's actual results may differ materially from those projected. Factors that could affect actual results include the timing and extent of future market interest rate movements and trends in Whitney's earning assets and sources of funds. Other important factors that could affect actual future results are also described in Whitney's filings with the Securities and Exchange Commission. Whitney undertakes no obligation to update or revise any of the information in this news release, whether as result of new information, future events or developments, or for any other reason.

                                      -----

                                     -MORE-

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                                                                 5
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                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Second            Second              Six Months Ended
                                                                        Quarter           Quarter                   June 30
(dollars in thousands, except per share data)                             2001              2000            2001            2000
-----------------------------------------------------------------   ----------------------------------------------------------------
INCOME DATA
      Net interest income                                            $    68,266      $    66,948      $   136,205     $   131,579
      Net interest income (tax-equivalent)                                69,628           68,470          138,959         134,786
      Provision for possible loan losses                                   2,500            2,597            5,000           5,194
      Noninterest income (excluding securities transactions
          and merger-related items)                                       21,816           18,031           44,673          35,904
      Securities transactions                                                 32                -               69              13
      Noninterest expense (excluding merger-related items)                60,094           55,490          118,056         109,143
      Merger-related items (net expense)                                     626                -            4,451               -
      Net income                                                          18,102           18,459           36,668          36,519
      Earnings before tax-effected merger-related items                   18,511           18,459           38,777          36,519
-----------------------------------------------------------------   ---------------------------------------------------------------

-----------------------------------------------------------------   ---------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
      Loans                                                          $ 4,503,302      $ 4,134,891      $ 4,517,339     $ 4,053,080
      Investment in securities                                         1,435,530        1,490,137        1,448,732       1,465,835
      Earning assets                                                   6,290,430        5,694,479        6,199,724       5,582,103
      Total assets                                                     6,813,065        6,209,152        6,731,636       6,088,991
      Deposits                                                         5,548,425        4,930,712        5,457,874       4,849,555
      Shareholders' equity                                               689,272          611,714          681,954         607,692
-----------------------------------------------------------------   ---------------------------------------------------------------

-----------------------------------------------------------------   ---------------------------------------------------------------
PER SHARE DATA
      Basic                                                          $       .69      $       .72      $      1.39     $      1.43
      Basic, before tax-effected merger-related items                        .70              .72             1.47            1.43
      Diluted                                                                .69              .72             1.39            1.43
      Diluted, before tax-effected merger-related items                      .70              .72             1.47            1.43
      Cash dividends per share                                               .38              .36              .76             .72
      Book value per share, end of period                            $     26.19      $     24.09      $     26.19     $     24.09
      Trading data
          High closing price                                         $     46.90      $     39.13      $     46.90     $     39.13
          Low closing  price                                               38.51            31.75            36.00           31.50
          End-of-period closing  price                                     46.90            34.19            46.90           34.19
          Trading volume                                               2,731,612        1,609,130        5,031,487       3,847,006
-----------------------------------------------------------------   ---------------------------------------------------------------

-----------------------------------------------------------------   ---------------------------------------------------------------
RATIOS
      Return on average assets                                              1.07 %           1.20 %           1.10 %          1.21 %
      Return on average assets before tax-effected
         merger-related items                                               1.09             1.20             1.16            1.21
      Return on average shareholders' equity                               10.53            12.14            10.84           12.08
      Return on average shareholders' equity before tax-effected
         merger-related items                                              10.77            12.14            11.47           12.08
      Net interest margin                                                   4.43             4.83             4.51            4.85
      Dividend payout ratio                                                55.32            49.26            55.08           49.17
      Average loans as a percentage of average deposits                    81.16            83.86            82.77           83.58
      Efficiency ratio, before merger-related items                        65.72            64.15            64.29           63.94
      Noninterest income as a percentage of total revenue
         (excluding securities transactions and merger-related items)      23.86            20.84            24.33           21.03
      Reserve for possible loan losses as a percentage of
         loans, at end of period                                            1.37             1.25             1.37            1.25
      Nonperforming assets as a percentage of loans plus
         foreclosed assets and surplus property, at end of period            .73              .58              .73             .58
      Average shareholders' equity as a percentage
         of average total assets                                           10.12             9.85            10.13            9.98
      Leverage ratio, at end of period                                      8.92             8.93             8.92            8.93
-----------------------------------------------------------------   ---------------------------------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
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                                             WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                  FINANCIAL HIGHLIGHTS (continued)
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                                                                         Second            Second              Six Months Ended
                                                                        Quarter           Quarter                   June 30
(dollars in thousands, except per share data)                             2001              2000            2001            2000
-----------------------------------------------------------------   ----------------------------------------------------------------
OTHER PERFORMANCE MEASURES
      Earnings before tax-effected merger-related items              $    18,511      $    18,459      $    38,777     $    36,519
      Purchased intangibles amortization, net of tax                       1,402            1,184            2,807           2,024
                                                                    ----------------------------------------------------------------
      Earnings before tax-effected merger related items
         and purchased intangibles amortization                      $    19,913      $    19,643      $    41,584     $    38,543
                                                                    ----------------------------------------------------------------

      Earnings per share before tax-effected merger related items and purchased intangible amortization:

         Basic                                                       $       .76      $       .77      $      1.58     $      1.51
         Diluted                                                             .75              .77             1.58            1.51

      Ratios before tax-effected merger related items and purchased intangibles amortization and balances:

         Return on average assets                                           1.19 %           1.29 %           1.26 %          1.29 %
         Return on average shareholders' equity                            11.59            12.92            12.30           12.75
         Efficiency ratio                                                  63.73            62.35            62.31           62.34

-----------------------------------------------------------------   ----------------------------------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
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                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Second          Second               Six Months Ended
                                                                         Quarter        Quarter                     June 30
(dollars in thousands)                                                     2001           2000               2001            2000
------------------------------------------------------------------------------------------------------------------------------------
                                ASSETS
---------------------------------------------------------------------
EARNING ASSETS
  Loans                                                              $ 4,503,302     $  4,134,891      $ 4,517,339     $  4,053,080
  Investment in securities
     Securities available for sale                                     1,115,881          457,685        1,098,921          407,980
     Securities held to maturity                                         319,649        1,032,452          349,811        1,057,855
                                                                     ---------------------------------------------------------------
     Total investment in securities                                    1,435,530        1,490,137        1,448,732        1,465,835
  Federal funds sold and short-term investments                          351,598           69,451          233,653           63,188
                                                                     ---------------------------------------------------------------
        Total earning assets                                           6,290,430        5,694,479        6,199,724        5,582,103
------------------------------------------------------------------   ---------------------------------------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                             39,773           40,716           41,451           39,844
  Intangible assets                                                       84,271           75,726           85,168           63,882
  Other assets                                                           460,843          451,849          467,414          454,902
  Reserve for possible loan losses                                       (62,252)         (53,618)         (62,121)         (51,740)
------------------------------------------------------------------   ---------------------------------------------------------------

         Total assets                                                $ 6,813,065     $  6,209,152      $ 6,731,636     $  6,088,991
------------------------------------------------------------------   ---------------------------------------------------------------

------------------------------------------------------------------   ---------------------------------------------------------------
                         LIABILITIES
------------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                            $   570,112     $    566,279      $   589,710     $    560,176
     Money market investment deposits                                  1,043,498          816,676          968,793          812,810
     Savings deposits                                                    457,512          470,229          453,733          468,633
     Other time deposits                                               1,144,672          962,725        1,143,718          938,254
     Time deposits $100,000 and over                                     891,894          758,097          889,286          729,605
                                                                     ---------------------------------------------------------------
        Total interest-bearing deposits                                4,107,688        3,574,006        4,045,240        3,509,478
                                                                     ---------------------------------------------------------------

  Short-term borrowings                                                  502,884          611,099          520,284          578,245
                                                                     ---------------------------------------------------------------
        Total interest-bearing liabilities                             4,610,572        4,185,105        4,565,524        4,087,723
------------------------------------------------------------------------------------------------------------------------------------
          NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                         1,440,737        1,356,706        1,412,634        1,340,077
  Accrued interest payable                                                29,576           19,405           28,609           17,959
  Other liabilities                                                       42,908           36,222           42,915           35,540
                                                                     ---------------------------------------------------------------
        Total liabilities                                              6,123,793        5,597,438        6,049,682        5,481,299
------------------------------------------------------------------------------------------------------------------------------------
                   SHAREHOLDERS' EQUITY                                  689,272          611,714          681,954          607,692
------------------------------------------------------------------------------------------------------------------------------------

        Total liabilities and shareholders' equity                   $ 6,813,065     $  6,209,152      $ 6,731,636     $  6,088,991
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS LESS
  INTEREST-BEARING LIABILITIES                                       $ 1,679,858     $  1,509,374      $ 1,634,200     $  1,494,380
------------------------------------------------------------------------------------------------------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                     CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     June 30           December 31         June 30
(dollars in thousands)                                                                 2001               2000               2000
------------------------------------------------------------------------------------------------------------------------------------
                ASSETS
-------------------------------------------------------------------------------
 Cash and due from financial institutions                                       $     235,614       $     273,121     $     243,700
 Investment in securities

    Securities available for sale                                                   1,199,126             537,262           482,003
    Securities held to maturity                                                       284,121             924,927         1,010,918
                                                                                ----------------------------------------------------
        Total investment in securities                                              1,483,247           1,462,189         1,492,921
 Federal funds sold and short-term investments                                        266,562              15,270            55,269
 Loans                                                                              4,533,439           4,601,492         4,259,104
    Reserve for possible loan losses                                                  (62,265)            (61,017)          (53,170)
                                                                                ----------------------------------------------------
       Net loans                                                                    4,471,174           4,540,475         4,205,934
                                                                                ----------------------------------------------------
 Bank premises and equipment                                                          168,400             174,450           177,726
 Accrued interest receivable                                                           38,381              44,203            38,575
 Intangible assets                                                                     83,378              87,017            74,957
 Other assets                                                                          60,500              53,540            60,876
------------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                             $   6,807,256       $   6,650,265     $   6,349,958
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            LIABILITIES
-------------------------------------------------------------------------------
 Noninterest-bearing demand deposits                                            $   1,426,548       $   1,473,432     $   1,370,509
 Interest-bearing deposits                                                          4,094,817           3,859,042         3,556,691
                                                                                ----------------------------------------------------
      Total deposits                                                                5,521,365           5,332,474         4,927,200
                                                                                ----------------------------------------------------
 Short-term borrowings                                                                523,817             586,477           748,785
 Accrued interest payable                                                              26,771              23,492            18,599
 Accounts payable and other accrued liabilities                                        44,952              42,058            39,860
                                                                                ----------------------------------------------------
      Total liabilities                                                             6,116,905           5,984,501         5,734,444
------------------------------------------------------------------------------------------------------------------------------------
     SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------
 Common stock, no par value                                                             2,800               2,800             2,800
 Capital surplus                                                                      152,816             158,083           158,134
 Retained earnings                                                                    537,693             521,220           503,395
 Accumulated other comprehensive income                                                 6,387               1,657            (6,012)
 Treasury stock at cost                                                                  (701)            (13,680)          (37,328)
 Unearned restricted stock compensation                                                (8,644)             (4,316)           (5,475)
                                                                                ----------------------------------------------------
      Total shareholders' equity                                                      690,351             665,764           615,514
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                                $   6,807,256       $   6,650,265     $   6,349,958
------------------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
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                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                  CONSOLIDATED STATEMENTS OF INCOME
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Second           Second                Six Months Ended
                                                                       Quarter          Quarter                      June 30
(dollars in thousands, except per share data)                            2001             2000              2001              2000
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME

  Interest and fees on loans                                      $     87,679      $     86,906      $    181,174     $    168,307
  Interest and dividends on investments                                 21,101            22,326            42,912           43,436
  Interest on federal funds sold and
     short-term investments                                              3,848             1,014             5,363            1,808
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                              112,628           110,246           229,449          213,551
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
  Interest on deposits                                                  40,287            35,335            83,100           67,741
  Interest on short-term borrowings                                      4,075             7,963            10,144           14,231
------------------------------------------------------------------------------------------------------------------------------------
    Total interest expense                                              44,362            43,298            93,244           81,972
------------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                                     68,266            66,948           136,205          131,579
PROVISION FOR POSSIBLE LOAN LOSSES                                       2,500             2,597             5,000            5,194
------------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR POSSIBLE LOAN LOSSES                                              65,766            64,351           131,205          126,385
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                                    8,972             7,553            16,793           14,820
  Credit card income                                                     4,114             3,969             8,040            7,674
  Trust service fees                                                     2,308             2,198             4,769            4,441
  Other noninterest income                                               6,422             4,311            16,158            8,969
  Securities transactions                                                   32                 -                69               13
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest income                                            21,848            18,031            45,829           35,917
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
  Employee compensation                                                 26,399            23,576            52,765           46,399
  Employee benefits                                                      4,606             4,174             9,533            8,645
                                                                     ---------------------------------------------------------------
    Total personnel expense                                             31,005            27,750            62,298           55,044
  Equipment and data processing expense                                  5,492             5,803            12,406           11,640
  Net occupancy expense                                                  5,067             4,710            10,237            9,361
  Credit card processing services                                        2,588             2,730             5,132            5,357
  Telecommunication and postage                                          2,143             2,094             4,295            4,221
  Legal and professional fees                                            1,676             1,469             4,767            2,457
  Amortization of intangibles                                            1,818             1,560             3,638            2,728
  Ad valorem taxes                                                       1,809             1,693             3,573            3,381
  Other noninterest expense                                              9,122             7,681            17,248           14,954
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                           60,720            55,490           123,594          109,143
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                              26,894            26,892            53,440           53,159
INCOME TAX EXPENSE                                                       8,792             8,433            16,772           16,640
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                        $     18,102      $     18,459      $     36,668     $     36,519
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
  Basic                                                           $        .69      $        .72      $       1.39     $       1.43
  Diluted                                                                  .69               .72              1.39             1.43
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED-AVERAGE SHARES
    OUTSTANDING
  Basic                                                             26,322,789        25,502,001        26,299,060       25,493,948
  Diluted                                                           26,412,355        25,565,142        26,383,186       25,554,700
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                          $        .38      $        .36      $        .76     $        .72
------------------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                               -MORE-


                                                                 10

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                                               WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Second         First         Second          Six Months Ended
                                                                    Quarter       Quarter        Quarter              June 30
                                                                     2001          2001           2000           2001         2000
------------------------------------------------------------------------------------------------------------------------------------
              EARNING ASSETS
-----------------------------------------------------------
   Loans**                                                           7.84 %        8.38 %         8.47  %        8.11 %      8.37  %
   Investment in securities                                          6.17          6.28           6.35           6.23        6.31
   Federal funds sold and short-term investments                     4.39          5.37           5.88           4.63        5.75
                                                               ---------------------------------------------------------------------
            Total interest-earning assets                            7.26 %        7.82 %         7.88  %        7.54 %      7.80  %
                                                               ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            INTEREST-BEARING LIABILITIES
-----------------------------------------------------------
   Interest-bearing deposits
         NOW account deposits                                        1.32 %        1.54 %         1.46  %        1.43 %      1.48  %
         Money market investment deposits                            3.23          3.92           3.99           3.55        3.90
         Savings deposits                                            1.76          1.99           2.02           1.87        2.02
         Other time deposits                                         5.68          5.88           5.11           5.78        5.00
         Time deposits $100,000 and over                             5.31          5.98           5.62           5.64        5.47
                                                               ---------------------------------------------------------------------

            Total interest-bearing deposits                          3.93          4.36           3.98           4.14        3.88
                                                               ---------------------------------------------------------------------


   Short-term borrowings                                             3.25          4.58           5.24           3.93        4.95
                                                               ---------------------------------------------------------------------
            Total interest-bearing liabilities                       3.86 %        4.39 %         4.16  %        4.12 %      4.03  %
                                                               ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       NET INTEREST SPREAD (tax-equivalent)
-----------------------------------------------------------
   Yield on earning assets less cost of interest-
         bearing liabilities                                         3.40 %        3.43 %         3.72 %         3.42 %      3.77  %
                                                               ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       NET INTEREST MARGIN (tax-equivalent)
-----------------------------------------------------------
   Net interest income (tax-equivalent) as a
         percentage of average earning assets                        4.43 %        4.58 %         4.83 %         4.51 %      4.85  %
                                                               ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           COST OF FUNDS
-----------------------------------------------------------
   Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds                2.83 %        3.24 %         3.05 %         3.03 %      2.95  %
------------------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
*  Based on a 35% tax rate.
** Net of unearned income, before deducting the reserve for possible loan losses and including loans accounted for on a nonaccrual basis.

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


                                                                 11

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                                              WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                                              LOAN QUALITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Second          Second            Six Months Ended
                                                                          Quarter         Quarter                 June 30
(dollars in thousands)                                                      2001            2000             2001           2000
------------------------------------------------------------------------------------------------------------------------------------
     RESERVE FOR POSSIBLE LOAN LOSSES
-----------------------------------------------------------------
Reserve for possible loan losses at beginning of period               $   61,846      $   51,709      $    61,017      $    47,543
Reserves acquired in bank purchase                                             -               -                -            1,461
Reserves on loans transferred to held for sale                               (21)              -             (651)               -
Provision for possible loan losses                                         2,500           2,597            5,000            5,194
Loans charged off during period                                           (3,779)         (3,286)          (6,285)          (4,898)
Recoveries on loans previously charged off                                 1,719           2,150            3,184            3,870
                                                                     ---------------------------------------------------------------
    Net loans (charged off) recovered during period                       (2,060)         (1,136)          (3,101)          (1,028)
                                                                     ---------------------------------------------------------------
Reserve for possible loan losses at end of period                     $   62,265      $   53,170      $    62,265      $    53,170
                                                                     ---------------------------------------------------------------

Net annualized charge-offs (recoveries) as a percentage of
    average loans                                                            .18 %           .11 %            .14 %            .05 %

Gross annualized charge-offs as a percentage of
    average loans                                                            .34 %           .32 %            .28 %            .24 %

Recoveries as a percentage of gross charge-offs                            45.49 %         65.43 %          50.66 %          79.01 %

Reserve for possible loan losses as a percentage of
    loans, at end of period                                                 1.37 %          1.25 %           1.37 %           1.25 %
                                                                     ---------------------------------------------------------------




                                                                     ---------------------------------------------------------------
                                                                           June 30       March 31       December 31        June 30
                                                                            2001           2001            2000              2000
------------------------------------------------------------------------------------------------------------------------------------
     NONPERFORMING ASSETS
-----------------------------------------------------------------
Loans accounted for on a nonaccrual basis                            $    31,655      $   26,084      $    23,579      $    23,105
Restructured loans                                                           408             453              465              490
                                                                     ---------------------------------------------------------------
    Total nonperforming loans                                             32,063          26,537           24,044           23,595
Foreclosed assets and surplus property                                     1,022           2,644              995            1,348
                                                                     ---------------------------------------------------------------
     Total nonperforming assets                                      $    33,085      $   29,181      $    25,039      $    24,943
                                                                     ---------------------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period                 .73 %           .65 %            .54 %            .59 %

Reserve for possible loan losses as a percentage of
    nonaccruing loans, at end of period                                   196.70 %        237.10 %         258.78 %         230.12 %

Reserve for possible loan losses as a percentage of
    nonperforming loans, at end of period                                 194.20 %        233.06 %         253.77 %         225.34 %

Loans 90 days past due still accruing                                $     6,581      $    3,500      $     4,343      $     3,166

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                    .15 %           .08 %            .09 %            .07 %
------------------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                                -END-